                                                                    EXHIBIT 99.1

                       CONSENT AND LETTER OF TRANSMITTAL

                                  TO TENDER TO

                        VOICESTREAM WIRELESS CORPORATION

                         11 5/8% SENIOR NOTES DUE 2006
                                      AND
                        11 5/8% SERIES A NOTES DUE 2006
                            OF OMNIPOINT CORPORATION

                                IN EXCHANGE FOR
                         10 3/8% SENIOR NOTES DUE 2009
                                       OF
                        VOICESTREAM WIRELESS CORPORATION
                           AND TO GIVE CONSENT TO THE
      PROPOSED AMENDMENTS TO THE INDENTURES RELATED TO THE OMNIPOINT NOTES
                           PURSUANT TO THE PROSPECTUS
                              DATED MAY  --, 2000

                                  Deliver to:

                 HARRIS TRUST AND SAVINGS BANK, EXCHANGE AGENT

      By Registered or                   By Hand or                Facsimile Transmission
      Certified Mail:               Overnight Delivery:                   Number:
  HARRIS TRUST AND SAVINGS        HARRIS TRUST AND SAVINGS       (For Eligible Institutions
  c/o Harris Trust Company                  BANK                           Only)
        of New York               c/o Harris Trust Company             (212) 701-7636
    Wall Street Station                 of New York             Confirm Receipt of Facsimile
       P.O. Box 1010                   88 Pine Street                  by Telephone:
  New York, NY 10268-1010                19th Floor                    (212) 701-7624
                                     New York, NY 10005

     Delivery of this Consent and Letter of Transmittal to an address, or transmission via facsimile, other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges receipt of the prospectus constituting the exchange offer and consent solicitation statement (as amended or supplemented from time to time, the "Prospectus"), of VoiceStream Wireless Corporation, a Delaware corporation (the "Offeror"), relating to the 10 3/8% Senior Notes due 2009 of the Offeror (the "VoiceStream Notes") being exchanged for the 11 5/8% Senior Notes due 2006 and 11 5/8% Senior A Notes due 2006 of Omnipoint Corporation, a Delaware corporation (the "Omnipoint Notes" or the "Notes"), and this Consent and Letter of Transmittal and instructions hereto (the "Consent and Letter of Transmittal" and, together with the Prospectus, the "Offer Documents"), which together constitute (i) the Offeror's offers (the "Offers") to exchange any and all of the Omnipoint Notes, upon the terms and subject to the conditions set forth in the Offer Documents, and (ii) the Offeror's solicitation (the "Solicitation") of consents (the "Consents") from registered holders of Omnipoint Notes to certain proposed amendments (the "Proposed Amendments"), as described in the Prospectus, to the indentures under which the Omnipoint Notes were issued (the "Omnipoint Indentures"). All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Prospectus.

     The Offeror is offering to exchange its registered, newly issued Senior Notes in principal amounts set forth in the Prospectus for the Omnipoint Notes.

     Holders who tender their Omnipoint Notes in exchange for the Offeror's Senior Notes pursuant to the Offers in accordance with the procedures described in the Offer Documents will be deemed to have consented to the Proposed Amendments to the indenture governing such Omnipoint Notes. Holders may not deliver Consents without tendering their Omnipoint Notes for exchange in the applicable Offer. If Omnipoint Notes are accepted for exchange pursuant to the applicable Offer and Consents are obtained for a majority of both series of Omnipoint Notes, Holders of such Omnipoint Notes who validly tender them pursuant to the applicable Offer at or prior to 5:00 p.m., New York City time, on June --, 2000 as extended by us from time to time in our sole discretion (the "Consent Date") will receive the applicable Consent Payment, whereas Holders of Omnipoint Notes who validly tender their Omnipoint Notes after the Consent Date will not receive the Consent Payment, even though the Proposed Amendments relating to such Omnipoint Notes will be effective as to all Omnipoint Notes. The completion, execution and delivery of this Consent and Letter of Transmittal will constitute a consent by Holders of Omnipoint Notes tendered for exchange to such Proposed Amendments and to the execution and delivery of the supplemental Indentures that will be executed to effect the Proposed Amendments.

           PLEASE READ THIS ENTIRE CONSENT AND LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Consent and Letter of Transmittal is to be used by holders of Notes (the "Holders") if: (i) certificates representing such Notes are to be physically delivered to Harris Trust Company of California as exchange agent (the "Exchange Agent") herewith by such Holders; (ii) tender of such Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") (the "Book Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "Procedures for Tendering Notes and Delivering Consents, Book-Entry Delivery Procedures" by any financial institution that is a participant in DTC and whose name appears on a security listing as the owner of Notes; or (iii) tender of such Notes is to be made according to the guaranteed delivery procedures set forth under "Procedures for Tendering Notes and Delivering Consents, Guaranteed Delivery," and such Holders wish to consent to the Proposed Amendments to the Indenture governing such Omnipoint Notes, and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP"). Pursuant to the terms of the Offers and Solicitations, the completion, execution and delivery of this Consent and

Letter of Transmittal by the Holders of Omnipoint Notes tendered for exchange will be deemed to constitute a Consent to the applicable Proposed Amendments.

     If, after the Consent Date, but at or prior to the Expiration Date, a Holder desires to tender Notes pursuant to the applicable Offer and time will not permit this Consent and Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Exchange Agent, or book-entry procedures cannot be completed at or prior to the Expiration Date, then such Holder must tender such Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "Procedures for Tendering Notes and Delivering Consents, Guaranteed Delivery."

     In the event that an Offer is withdrawn or otherwise not completed, no consideration will be paid or become payable to Holders of Notes who validly tendered their Notes in connection with such Offer and the tendered Notes will be returned.

     The Offers and Solicitations are made upon the terms and subject to the conditions set forth in the Prospectus and herein. Holders of all the Notes should carefully review the information set forth therein and herein.

     Your bank or broker can assist you in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer Documents may be directed to VoiceStream Wireless Corporation, 3650 131st Avenue S.E., Bellevue, Washington 98006, Attention: Investor Relations (425) 653-4600.

CUSIP NUMBERS

     Please identify the Notes tendered by their respective Cusip numbers. The Cusip number for each series of Notes is set forth below:

           OMNIPOINT:

              11 5/8% Senior Notes due 2006 -- --

              11 5/8% Series A Notes due 2006 -- --


                      TENDER OF NOTES
[ ]  CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.
[ ]  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY
     BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY
     THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER
     FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS
     IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES
     BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Account Number:
Date Tendered:
Transaction Code Number:
[ ]  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED
     PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND CONSENT
     PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

Name(s) of Holder(s):
Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery and
  Consent:
Name of Eligible Institution that guaranteed delivery:
If delivered by book-entry transfer:
     DTC Account Number:
     Date Sent:
     Transaction Code Number:

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                                     DESCRIPTION OF NOTES TENDERED
                                                                                         PRINCIPAL
                                                                                         AMOUNT AT
      NAME(S) AND ADDRESS(ES) OF HOLDER(S)                            CERTIFICATE         MATURITY
           (PLEASE FILL IN, IF BLANK)                CUSIP NUMBER*     NUMBERS**        TENDERED***
*    Insert the CUSIP Number for each Note hereby tendered.
**   Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC's ATOP procedure for transfer.
***  A Holder will be deemed to have consented to the Proposed Amendments with respect to the entire aggregate principal amount at maturity represented by any Omnipoint Notes indicated in the column labeled "Principal Amount At Maturity Tendered".

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Offers, the undersigned hereby tenders for exchange to the Offeror the principal amount at maturity of Notes indicated above and, with respect to all Omnipoint Notes tendered for exchange, consents to the Proposed Amendments to the Indenture governing such Omnipoint Notes and to the execution and delivery of a supplemental Indenture in order to effect the Proposed Amendments. Subject to, and effective upon, the acceptance for exchange of the Notes tendered with this Consent and Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to the Notes that are being tendered for exchange hereby and also Consents, with respect to all such Notes tendered for exchange, to the Proposed Amendments to the Indenture relating to such Omnipoint Notes. The undersigned understands that Supplemental Indentures containing the applicable Proposed Amendments with respect to the Omnipoint Notes will be executed and become binding immediately following the receipt of Consents with respect to a majority of both series of Omnipoint Notes promptly after 5:00 p.m., New York City time, on June --, 2000 as such time is extended by the Offeror from time to time in its sole discretion (the "Consent Date"). Such Proposed Amendments by their terms will not become operative or effect any change in the operating provisions of the related Indenture unless the Offeror accepts for exchange all Omnipoint Notes validly tendered for exchange (and not validly withdrawn) pursuant to the Offer. In such event, such Proposed Amendments will be deemed effective as of the opening of business on the Acceptance Date, and the Offeror shall thereafter be obligated to exchange VoiceStream Notes for all Omnipoint Notes accepted on the Payment Date. If the Offer to exchange is terminated or withdrawn with respect to either Series of Omnipoint Notes, or the Omnipoint Notes of either Series so tendered are never accepted for exchange, neither supplemental Indenture will become operative. Immediately after the Proposed Amendments relating to Omnipoint Notes become operative, all Omnipoint Notes tendered and accepted for exchange will cease to be outstanding.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Offeror) with respect to the Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Offeror, (ii) present such Notes for transfer of ownership on the books of the relevant security registrar, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes and (iv) deliver to the Offeror and the Trustee this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments, all in accordance with the terms of and conditions to the Offers and the Solicitations as described in the Prospectus.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give the Consent contained herein, and that when such Notes are accepted for exchange by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments or to complete the execution of the supplemental Indentures. The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Consent and Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Offeror. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by the Offeror, in its sole discretion, which determination shall be final and binding.

     The undersigned understands that tenders of Omnipoint Notes may be withdrawn and Consents validly revoked by written notice of withdrawal received by the Exchange Agent at any time at or prior to 5:00 p.m., New York City time on the Consent Date, but not thereafter, unless an Offer to Exchange a series of Omnipoint Notes is terminated or Consents for a majority of both series of Omnipoint Notes are not received. If a Holder who has tendered Omnipoint Notes for exchange effects a valid withdrawal thereof prior to the Consent Date, such action will be deemed a revocation of the related Consent. The undersigned understands that Consents may be revoked by written, telegraphic or facsimile notice of revocation, or a properly transmitted "Request Message" through ATOP, received by the Exchange Agent at any time at or prior to 5:00 p.m., New York City time, on the Consent Date. In the event of a termination of the Offers, Notes tendered pursuant to the Offers will be returned to the tendering Holder promptly and such revocation will render the tender of Notes defective.

     The undersigned understands that in order to be valid, a notice of withdrawal of Notes or revocation of a Consent must contain the name of the person who tendered the Notes or to which the revocation of Consent relates and the description of the Notes to which it relates, the certificate number or numbers of such Notes (unless such Notes were tendered by book-entry transfer), and the aggregate principal amount at maturity represented by such Notes, be signed by the Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal by which such Notes were tendered and the related Consent was given (including any required signature guarantees) or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of Notes into the name of the person withdrawing such Notes and/or revoking such related Consent and (y) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal or revocation on behalf of such Holder, and be received at or prior to 5:00 p.m., New York City time, on the Consent Date by the Exchange Agent, at one of its addresses set forth on the first page of this Consent and Letter of Transmittal. A purported notice of revocation that lacks any of the required information or is dispatched to an improper address will not validly revoke a Consent previously given.

     A Holder may not validly revoke a Consent unless such Holder validly withdraws the Omnipoint Notes to which the Consent relates, and the valid withdrawal of a Holder's Omnipoint Notes will constitute the concurrent valid revocation of such Holder's related Consent. Any withdrawal of previously tendered Notes otherwise than in accordance with the provisions described above will not constitute a valid withdrawal or revocation of such Holder's Consent.

     The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by the Offeror will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offers and the Solicitations and, if applicable, the Notice of Guaranteed Delivery.

     For purposes of the Offers, the undersigned understands that the Offeror will be deemed to have accepted for purchase or exchange validly tendered Notes (or defectively tendered Notes with respect to which the Offeror has waived such defect), if, as and when the Offeror gives oral (confirmed in writing) or written notice thereof to the Exchange Agent. For purposes of the Solicitations, Consents received by the Exchange Agent will be deemed to have been accepted if, as and when the Offeror has accepted the Notes to which they relate for exchange pursuant to the Offers on the Acceptance Date.

     The undersigned understands that, under certain circumstances and subject to certain conditions of the Offers (each of which the Offeror may waive in its sole discretion) as set forth in the Prospectus, the Offeror would not be required to accept for exchange or purchase any of the Notes tendered (including any Notes tendered after the Expiration Date). Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered), unless otherwise indicated herein under "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that any Notes representing principal amounts at maturity not tendered or not accepted for exchange and all notes to be issued by the Offeror in exchange for tendered Notes be issued in the name(s) of the undersigned (and in case of Notes tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above) and that any checks for payment of the Consent Payment, if applicable, be issued to the order of, and delivered to, the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts at maturity not tendered or not accepted for purchase and all notes to be issued by the Offeror in exchange for tendered Notes and checks for the Consent Payment, if applicable, be delivered to the undersigned at the address(es) shown above. In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any notes issued by the Offeror in exchange for tendered Notes and Notes representing principal amounts at maturity not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Notes be delivered to, and checks for payment of the Consent Payment, if applicable, be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Offeror has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered Holder(s) thereof if the Offeror does not accept for purchase any of the principal amount at maturity of such Notes so tendered.

                                PLEASE SIGN HERE

       (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS OF NOTES REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

    THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS RELATING TO THE NOTES TENDERED.

     This Consent and Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements on certificates for Notes or by bond powers transmitted with this Consent and Letter of Transmittal. Endorsements on Notes and signatures on bond powers by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Offeror of such person's authority to so act.

X
  ------------------------------------------------------------------------------

X
  ------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Dated:
      -------------------------------------------------------

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
        ------------------------------------------------------

Address:
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:
                         -------------------------------------------------------

Tax Identification or Social Security No.:
                                 -----------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
           SIGNATURE GUARANTEE, IF REQUIRED (SEE INSTRUCTION 4 BELOW)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                             ELIGIBLE INSTITUTION)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Dated:
--------------------------------------------- , 2000

------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)
   To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for purchase or notes of the Offeror issued in exchange for Notes are to be issued in the name of, or checks for the Consent Payment, if applicable, are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal, or issued to an address different from that shown in the box entitled "Description of Notes" within this Consent and Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the Book-Entry Transfer Facility other than the one designated above.
 Issue:  Notes     Checks
         (CHECK AS APPLICABLE)

 To the following:
 Name:
         -----------------------------------------------------
                                     (PLEASE PRINT)

 Address:
           -----------------------------------------------------

           -----------------------------------------------------
                                        (ZIP CODE)

 -----------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

 Credit unpurchased Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:
                                      DTC
 -----------------------------------------------------
                              (DTC ACCOUNT NUMBER)

 Number of Account Party:
 -----------------------------------------------------
------------------------------------------------------
------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)
   To be completed ONLY if certificates for Notes in a principal amount at maturity not tendered or not accepted for purchase or notes of the Offeror issued in exchange for Notes or checks for the Consent Payment, if applicable, are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from that shown in the box entitled "Description of Notes" within this Consent and Letter of Transmittal.
 Issue:  Notes     Checks
         (CHECK AS APPLICABLE)

 Name:
         -----------------------------------------------------
                                     (PLEASE PRINT)

 Address:
           -----------------------------------------------------

           -----------------------------------------------------
                                        (ZIP CODE)

 -----------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

------------------------------------------------------

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFERS AND THE CONSENT
                                 SOLICITATIONS

     1. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND CERTIFICATES FOR NOTES OR BOOK-ENTRY CONFIRMATIONS. To tender Notes in the Offers and to deliver Consents in the Solicitations, physical delivery of certificates for Notes or a confirmation of any book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility of Notes tendered electronically, as well as a properly completed and duly executed copy or facsimile of this Consent and Letter of Transmittal, and any other documents required by this Consent and Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date. Tenders of Notes in the Offers will be accepted after the applicable Consent Date and prior to the Expiration Date in accordance with the procedures described in the preceding sentence or otherwise in compliance with this Consent and Letter of Transmittal but no Consent Payment will be made for Notes so tendered. The method of delivery of Notes and related Consents and Letters of Transmittal, any required signature guarantees and all other required documents, including delivery through DTC and any acceptance of an Agent's Message transmitted through ATOP, is at the election and risk of the person tendering such Notes and delivering such Consents and Letters of Transmittal and, except as otherwise provided in the Consent and Letter of Transmittal, delivery will be deemed made only when actually received by the Exchange Agent.

     If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the applicable Consent Date or the Expiration Date to permit delivery to the Exchange Agent prior to such date. No alternative, conditional or contingent tenders of Notes or deliveries of Consents will be accepted.

     To tender Notes that are held through DTC and deliver Consents with respect thereto, DTC participants may, in lieu of physically completing and signing this Consent and Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance through ATOP and thereby provide their Consents, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. A transmission pursuant to ATOP and delivery by DTC to and receipt by the Exchange Agent of the related Agent's Message will be deemed to be a Consent evidenced by an instrument executed by the Holder of the Notes described therein with respect to the Proposed Amendments relating to such Notes in compliance with the terms of the Indenture relating to such Notes. Except as otherwise provided below, the delivery will be deemed made when the Agent's Message is actually received or confirmed by the Exchange Agent. THIS CONSENT AND LETTER OF TRANSMITTAL AND THE NOTES SHOULD BE SENT ONLY TO THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If, after the Consent Date and prior to the Expiration Date, a Holder desires to tender Notes pursuant to the applicable Offer and (a) certificates representing such Notes are not lost but are not immediately available, (b) time will not permit such Holder's Consent and Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, a tender and Consent may be effected if all the following are complied with:

          (a) Such tender is made by or through an Eligible Institution;

          (b) On or prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution at one of the addresses of the Exchange Agent set forth on the back cover of the Prospectus, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with this Consent and Letter of Transmittal (which Notice of Guaranteed Delivery will also constitute the Consent of such Holder), setting forth the name(s) and address(es) of the registered Holder(s) and the principal amount at maturity of Notes being tendered and as to which Consents are being given, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of the Notice of Guaranteed Delivery, the Consent and Letter of Transmittal properly completed and validly executed (or a manually signed facsimile thereof), together with certificates representing the Notes (or confirmation of book-entry transfer of such Notes into the Exchange Agent's account with a Book-Entry Transfer Facility), and any other documents required by the applicable Consent and Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c) Such Consent and Letter of Transmittal (or a manually signed facsimile thereof) properly completed and validly executed with any required signature guarantees, together with certificates for all Notes in proper form for transfer (or confirmation of book-entry transfer of such Notes into the Exchange Agent's account with a Book-Entry Transfer Facility), and any other required documents are received by the Exchange Agent within three NYSE trading days after the date of such Notice of Guaranteed Delivery.

     HOLDERS SHOULD NOTE THAT THE FOREGOING PROCEDURES ARE NOT AVAILABLE UNTIL AFTER THE CONSENT DATE AND THAT TENDERS PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES WILL NOT BE ACCEPTED PRIOR TO THAT TIME OR ENTITLE A HOLDER TO RECEIVE THE CONSENT PAYMENT.

     2. WITHDRAWAL OF TENDERS AND REVOCATIONS OF CONSENTS. Tenders of Notes may be validly withdrawn and Consents may be validly revoked at any time at or prior to 5:00 p.m., New York City time, on the Consent Date but not thereafter unless Consents are not received for a majority of both series of Notes, in which case the tendered Notes may be withdrawn until the expiration of the Offers. A valid withdrawal of such tendered Notes at or prior to 5:00 p.m., New York City time, on the Consent Date will constitute the concurrent valid revocation of any related Consent. In order for a Holder to revoke a Consent, such Holder must withdraw the related tendered Notes. Tenders of Notes may be validly withdrawn if the Offer relating to such Notes is terminated without any such Notes being purchased thereunder. In the event of a termination of the Offer with respect to a Series of Notes, the Notes of such Series tendered pursuant to such Offer will be returned promptly to the tendering Holder.

     For a withdrawal of a tender of Notes (and the concurrent revocation of related Consents) to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the Exchange Agent at or prior to 5:00 p.m., New York City time, on the Consent Date (unless Consents for a majority of both series of Notes were not received, in which case tendered Notes may be withdrawn until the Offer expires), at its address set forth on the back cover of this Consent and Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn or to which the revocation of Consent relates, (ii) contain the description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount at maturity represented by such Notes and (iii) be signed by the Holder of such Notes in the same manner as the original signature on this Consent and Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and revoking such related Consent and (y) a properly completed irrevocable proxy that authorizes such person to effect such withdrawal or revocation on behalf of such Holder. If the Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the related Offer, and will constitute the concurrent valid revocation of such Holder's related Consent. The withdrawal of a tender of Notes (and the concurrent revocation of related Consents) may also be effected through a properly transmitted "Request Message" through ATOP, received by the Exchange Agent at any time prior to 5:00 p.m., New York City time, on the Consent Date (unless Consents for a majority of both series of Omnipoint Notes were not received, in which case tendered Omnipoint Notes may be withdrawn until the Offer expires).

     Withdrawal of Notes (and the concurrent revocation of related Consents) can be accomplished only in accordance with the foregoing procedures.

     3. PARTIAL TENDERS AND CONSENTS. Tenders of Notes pursuant to the Offers (and the corresponding Consents thereto pursuant to the Solicitations) will be accepted only in respect of principal amounts at maturity equal to $1,000 or integral multiples thereof. If less than the entire principal amount at maturity of any Note evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount at maturity tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount at maturity represented by the certificates for all Notes delivered to the Exchange Agent will be deemed to have been tendered, and a related Consent in respect of Omnipoint Notes given. If the entire principal amount at maturity of all Notes is not tendered or not accepted for purchase (and the related Consent in respect thereof not given), Notes representing such untendered amount (or in respect of which a Consent is not given) will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction
5), promptly after the Notes are accepted for exchange.

     4. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL; GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

     If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign the Consent and Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which Notes are held.

     If this Consent and Letter of Transmittal is signed by the Holder, and the certificates for Notes of Offeror issued in exchange for tendered Notes or any Notes not tendered or not accepted for exchange are to be issued (or if any principal amount at maturity of Notes that are not tendered or not accepted for exchange are to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at the Book-Entry Transfer Facility of the Holder, and checks for payments of the Consent Payment, if applicable, to be made in connection with the applicable Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Notes nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the Notes tendered with this Consent and Letter of Transmittal (executed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement guaranteed by an Eligible Institution, unless such Notes are executed by an Eligible Institution.

     If this Consent and Letter of Transmittal or any Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted with this Consent and Letter of Transmittal.

     Signatures on all Consents and Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor"), unless the Notes tendered thereby are tendered (i) by a registered Holder of the Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed any of the boxes entitled "Special Payment/Delivery Instructions" on the Consent and Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution").

     5. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which notes of Offeror issued in exchange for tendered Notes or Notes for principal amounts at maturity not tendered or not accepted for exchange or checks for payment of the Consent Payment, if applicable, to be made in connection with the Offers and the Solicitations are to be issued or sent, if different from the name and address of the registered Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered Holder of the Notes tendered. Any Holder tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at the Book-Entry Transfer Facility as such Holder may designate under the caption "Special Payment Instructions." If no such instructions are given, any such Notes not tendered or not accepted for purchase will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     6. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Under Federal income tax law, certain United States Holders whose Notes are accepted for payment are required to provide the Exchange Agent (as payer) with such United States Holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 (included as part of the Consent and Letter of Transmittal). If the United States Holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the United States Holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such Holder may be subject to backup withholding. Additionally, any United States Holder who has been notified by the IRS that it has failed to report all interest and dividends required to be shown on its federal income tax returns will also be subject to backup withholding. Certain United States Holders (including, among others, corporations) are not subject to these backup withholding and reporting requirements. If backup withholding applies, the Exchange Agent is required to withhold 31% of any payment made to the United States Holder. Backup withholding is not an additional tax; any amounts so withheld may be credited against the federal income tax liability of the United States Holder subject to the withholding. If backup withholding results in an overpayment of U.S. Federal income taxes, a refund may be obtained from the IRS provided the required information is furnished.

     To prevent backup withholding, the United States Holder or other payee is required to complete the Substitute Form W-9 on this Consent and Letter of Transmittal certifying that the TIN provided on such form is correct and that such Holder or other payee is not subject to backup withholding. If the Notes are held in more than one name or are not held in the name of an actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     7. TRANSFER TAXES. The Offeror will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offers, except in the case of deliveries of certificates for Notes for principal amounts at maturity not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered Holder of Notes tendered thereby.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Consent and Letter of Transmittal.

     8. IRREGULARITIES. All questions as to the validity (including time of receipt) of notices of withdrawal and revocation of Consents will be determined by the Offeror in the Offeror's sole discretion (whose determination shall be final and binding). None of the Offeror, Omnipoint or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal of Notes or revocation of Consents, or incur any liability for failure to give any such notification.

     9. WAIVER OF CONDITIONS. The Offeror expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offers or the Solicitations in the case of any Notes tendered or Consents delivered, in whole or in part, at any time and from time to time.

     10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR NOTES. Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Exchange Agent at the address or telephone number set forth in the Prospectus.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Exchange Agent at its addresses set forth on the back cover of the Prospectus or from the tendering Holder's broker, dealer, commercial bank or trust company. Additional copies of the Offer Documents may be obtained from the Exchange Agent.

                                                       PAYER'S NAME:

                                      PART 1 -- PLEASE PROVIDE YOUR TIN IN
                                      THE BOX AT THE RIGHT AND CERTIFY BY                --------------------
                                      SIGNING AND DATING BELOW                         Social Security Number(s)
                                                                                                  OR
                                                                                         --------------------
                                                                                    Employer Identification Number
                                      PART 2 -- Certification -- Under penalties of perjury, I certify that (1) The number shown on this form is my correct Taxpayer Identification Number (or I am
             SUBSTITUTE               waiting for a number to be issued to me); and (2) I am not subject to backup
              FORM W-9                withholding because: (i) I am exempt from backup withholding, (ii) I have not
        PAYER'S REQUEST FOR           been notified by the Internal Revenue Service (the "IRS") that I am subject to
      TAXPAYER IDENTIFICATION         backup withholding as a result of a failure to report all interest or dividends
           NUMBER ("TIN")             or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                                      CERTIFICATION INSTRUCTIONS.  You must cross out item (2)           PART 3 --
                                      in Part 2 above if you have been notified by the IRS that      Awaiting TIN [ ]
                                      you are subject to backup withholding because of
                                      under-reporting interest or dividends on your tax returns.
                                      However, if after being notified by the IRS that you were
                                      subject to backup withholding you received another
                                      notification from the IRS stating that you are no longer
                                      subject to backup withholding, do not cross out such item
                                      (2).

                   ----------------------------------------                              --------------------
                                  SIGNATURE                                                      DATE

                   ----------------------------------------
                             NAME (PLEASE PRINT)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFERS AND THE SOLICITATIONS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9.

         CERTIFICATE OF PERSON AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application to receive a taxpayer identification number to the Exchange Agent, 31% of all reportable payments made to me will be withheld, but I will be refunded if I provide a certified taxpayer identification number within 60 days.

          ------------------------------                            ------------------------------
                     SIGNATURE                                                   DATE

          ------------------------------
                NAME (PLEASE PRINT)